                                                                   EXHIBIT 10.58

                            FIRST AMENDMENT TO LEASE

     This First Amendment to Lease (this "AMENDMENT") is made and entered into as of February 1, 2001, by and between Stanford Ranch I, LLC, a Delaware limited liability company ("LANDLORD") and Williams-Sonoma, Inc., a California corporation ("TENANT").

     A. Landlord and Tenant entered into that certain Net Lease Agreement dated as of January 4, 2001 (the "LEASE"), whereby Tenant leases those certain premises located at 3750 Atherton Road, Rocklin, California, as more particularly described in the Lease (the "PREMISES"). Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to such terms in the Lease.

     B. By this Amendment, Landlord and Tenant desire to amend the Lease as set forth below.

          NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, the parties hereto hereby amend the Lease and agree as follows:

     1. SNDA. Section 33 (Subordination, Attornment) of the Lease is hereby amended by the deletion of the last sentence of Paragraph 33(c) and the substitution of the following sentence in lieu thereof:

               Notwithstanding the foregoing, in the event that Landlord has not delivered a non-disturbance agreement to Tenant from each existing Superior Lienor, upon terms and conditions reasonably acceptable to Tenant, on or before February 9, 2001, then for a period of ten (10) days thereafter, Tenant, as its sole and exclusive remedy, may terminate this Lease by providing Landlord with written notice of such election.

     2. Relationship to Lease. This Amendment supercedes any inconsistent provisions contained in the Lease. Except as amended hereby, the Lease is in full force and effect.

     3. Counterparts. This Amendment may be executed in counterparts, which, when taken together shall be one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

Stanford Ranch I, LLC,                     Williams-Sonoma, Inc.,
a Delaware limited liability company       a California corporation


By:                                        By:   /s/ J. RICHARD MYER, JR.
    ---------------------------------          ---------------------------------
Its:                                       Its:  July 31, 2001
    ---------------------------------          ---------------------------------

                            FIRST AMENDMENT TO LEASE

     This First Amendment to Lease (this "AMENDMENT") is made and entered into as of _______________, 2001, by and between Stanford Ranch I, LLC, a Delaware limited liability company ("LANDLORD") and Williams-Sonoma, Inc., a California corporation ("TENANT").

     A. Landlord and Tenant entered into that certain Net Lease Agreement dated as of January 4, 2001 (the "LEASE"), whereby Tenant leases those certain premises located at 3750 Atherton Road, Rocklin, California, as more particularly described in the Lease (the "PREMISES"). Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to such terms in the Lease.

     B. By this Amendment, Landlord and Tenant desire to amend the Lease as set forth below.

          NOW, THEREFORE, for and in consideration of the mutual agreements herein contained, the parties hereto hereby amend the Lease and agree as follows:

     1. SNDA. Section 33 (Subordination, Attornment) of the Lease is hereby amended by the deletion of the last sentence of Paragraph 33(c) and the substitution of the following sentence in lieu thereof:

               Notwithstanding the foregoing, in the event that Landlord has not delivered a non-disturbance agreement to Tenant from each existing Superior Lienor, upon terms and conditions reasonably acceptable to Tenant, on or before February 9, 2001, then for a period of ten (10) days thereafter, Tenant, as its sole and exclusive remedy, may terminate this Lease by providing Landlord with written notice of such election.

     2. Relationship to Lease. This Amendment supercedes any inconsistent provisions contained in the Lease. Except as amended hereby, the Lease is in full force and effect.

     3. Counterparts. This Amendment may be executed in counterparts, which, when taken together shall be one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

Stanford Ranch I, LLC,                     Williams-Sonoma, Inc.,
a Delaware limited liability company       a California corporation


By:    /s/ [Signature Illegible]           By:
    ---------------------------------          ---------------------------------
Its:   President                           Its:
    ---------------------------------          ---------------------------------